BANK OF NEW ENGLAND CORPORATION
                                                CASH F
        FROM THE PERIOD FROM MARCH 31, 2011 TO APRIL 30, 2011


        Cash balance at March 31, 2011                101,142,070.85



        Receipts:

        1.  Investment proceeds (short term)                2,529.49
        2.  Miscellaneous adjustments                           1.03
                eipts                                       2,530.52


        Expenditures:

         1.  Interco Transfers                             20,200.00
                Total Expenditures                         20,200.00




        Cash Balance at April 30, 2011                101,124,401.37